Earnings per share (Table) (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Earnings per share:
Net income	$ 149,191	$ 444,088
Less: Non-vested common stock dividends declared and undistributed earnings	(181)	(1,297)
Income (numerator)	$ 149,010	$ 442,791
Weighted-average number of outstanding shares (denominator)	82,485,348	111,726,952
Basic and diluted EPS Income attributable to common stockholders	$ 1.81	$ 3.96